UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported):	October 14, 2010

COMMAND CENTER, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission file number: 000-53088

Washington	91-2079472
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3773 West Fifth Avenue, Post Falls, ID	83854
(Address of Principal Executive Offices)	(Zip Code)

(208) 773-7450

(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

CHECKTHE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTIONS A.2. BELOW):

☐	WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)
☐	SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14a-12)
☐	PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14-d-2(b) UNDER THE EXCHANGE ACT (17 CFR 240.14d-2(b))
☐	PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13-e-4(c) UNDER THE EXCHANGE ACT (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements
Item 4.01. Changes in Registrant's Certifying Accountant
Effective October 11, 2010, our Board of Directors approved the engagement of Behler Mick PS as our new independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits
(c)    Exhibits

16.1	Letter dated October 14, 2010 from Behler Mick P.S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Command Center, Inc.                        October 14, 2010

/s/ Ralph E. Peterson
Chief Financial Officer